UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 24, 2007

HuntMountain Resources
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-01428	68-0612191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1611 N. Molter Road, Ste. 201, Liberty Lake, WA	99019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 892-5287

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873 (6-04)   Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM  4.01 Changes in Registrant’s Certifying Accountant

On December 24, 2007 we received a letter dated December 20, 2007 from our certifying accountant, LeMaster & Daniels PLLC, that it has resigned as the independent auditor for HuntMountain Resources and its subsidiaries, effective immediately.

LeMaster & Daniels PLLC’s report on our financial statements for either of the last two years did not contain an adverse opinion or a disclaimer of opinion, or was modified as to uncertainty, audit, or accounting scope.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits  - Letter dated December 20, 2007 from LeMaster & Daniels PLLC rsigning as independent auditors.

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Change of Certifying Accountant - Letter dated December 20, 2007 from LeMaster & Daniels PLLC resigning as independent auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated December 24, 2007

HUNTMOUNTAIN RESOURCES

By	/s/ Tim Hunt
Tim Hunt, President